                                                                  CONFORMED COPY


                        AMENDMENT NUMBER 2 TO CREDIT AGREEMENT


     AMENDMENT NUMBER 2 dated as of November 14, 1997 with respect to the Amended and Restated Credit Agreement dated as of April 19, 1996 among United Asset Management Corporation, a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent") and BankBoston, as Collateral Agent (as amended by Amendment Number 1 dated as of November 20, 1996, the "Credit Agreement").

     WHEREAS, the Borrower, the Banks, the Collateral Agent and the Administrative Agent have entered into the Credit Agreement referenced above; and

     WHEREAS, the parties hereto desire to amend Section 5.15 of the Credit Agreement under the terms and conditions set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Section 5.15 of the Credit Agreement is amended in its entirety to read as follows:

               Section 5.15. RESTRICTED PAYMENTS. The aggregate amount of Restricted Payments made by the Borrower and its Subsidiaries will be less than:

               (i) for the period from April 1, 1997 to November 14, 1997, the sum of $25,000,000 PLUS 31.25% of Consolidated Operating Cash Flow for the period from December 1, 1996 to November 30, 1997,

               (ii) for the period from November 15, 1998 to March 31, 1999, 18.75% of Consolidated Operating Cash Flow for the period from April 1, 1998 to March 31, 1999 and

               (iii) for each succeeding twelve-month period thereafter, the sum of 50% of Consolidated Operating Cash Flow for such twelve-

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          month period PLUS an amount (the "Carryover Amount"), not to exceed
          $25,000,000, equal to the difference between the amount of Restricted Payments permitted to be made under this Section in the previous twelve-month period and the amount actually made; PROVIDED that for purposes of calculating the Carryover Amount for the twelve-month period beginning April 1, 1999, the amount of Restricted Payments permitted to be made in the previous twelve-month period shall be deemed to be 50% of Consolidated Operating Cash Flow for such previous twelve-month period.

     The amount of Restricted Payments made in each period shall be determined by the Borrower and furnished to the Administrative Agent within 90 days after the end of each such period.

     SECTION 3. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without reference to conflict of laws principles).

     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                              UNITED ASSET MANAGEMENT CORPORATION

                                   By /s/ Juliana M. Coyle
                                     -------------------------------------------
                                     Title: Treasurer and Vice President



                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Bank
                                   and Administrative Agent


                                   By /s/ Seija K. Hurskainen
                                     -------------------------------------------
                                     Title: Vice President



                              BANKBOSTON, as Bank and Collateral Agent


                                   By /s/ Stewart P. Neff
                                     -------------------------------------------

                                     Title: Managing Director






                              ABN AMRO BANK, N.V.


                                   By /s/ E. VanderMeulen
                                     -------------------------------------------
                                     Title: Vice President

                                   By /S/ JOHN KIRK
                                     -------------------------------------------

                                     Title: Senior Vice President

                              [per pro] BROWN BROTHERS HARRIMAN & CO.


                                   By /s/ Louise A. Coughlan
                                     -------------------------------------------
                                     Title: Manager



                              THE CHASE MANHATTAN BANK


                                   By /s/ David J. Cintron
                                     -------------------------------------------
                                     Title: Vice President



                              CREDIT LYONNAIS NEW YORK BRANCH


                                   By
                                     -------------------------------------------

                                     Title:



                              DEUTSCHE BANK AG, NEW YORK BRANCH and/or CAYMAN
                                   ISLANDS BRANCH


                                   By /s/ Aaron H. Dorr
                                     -------------------------------------------
                                     Title: Assistant Vice President


                                   By /s/ Indra Kish
                                     -------------------------------------------
                                     Title: Assistant Vice President



                              FLEET NATIONAL BANK

                                   By /s/ Brenda H. Senak
                                     -------------------------------------------

                                     Title: Vice President



                              ING CAPITAL


                                   By /s/ Kunduck Moon
                                     -------------------------------------------

                                     Title: Managing Director



                              THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                   By
                                     -------------------------------------------

                                     Title:






                                MELLON BANK, N.A.


                                   By /s/ Joanna Patterson
                                     -------------------------------------------

                                     Title: Officer



                              NATIONSBANK, N.A.


                                   By
                                     -------------------------------------------

                                     Title:

                              ROYAL BANK OF SCOTLAND, PLC


                                   By /s/ David Dougan
                                     -------------------------------------------

                                     Title: Vice President



                              SOCIETE GENERALE


                                   By
                                     -------------------------------------------

                                     Title:














                              STATE STREET BANK AND TRUST COMPANY

                                   By /s/ Edward A. Siegel
                                     -------------------------------------------

                                     Title: Assistant Vice President



                              THE SUMITOMO BANK, LIMITED


                                   By /s/ Daniel G. Eastman
                                     -------------------------------------------
                                     Title: Vice President & Manager

                                   By /s/ Alfred Degemmis
                                     -------------------------------------------
                                     Title: Vice President



                              WACHOVIA BANK, N.A.


                                   By /s/ John P. Rafferty
                                     -------------------------------------------
                                     Title: Vice President